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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): April 24, 2000



                                 K2 Design, Inc.
               (Exact Name of Registrant as Specified in Charter)



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

            Delaware                       1-11873                      13-3886065
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification
        Incorporation)                                                  Number)
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                                 30 Broad Street
                            New York, New York 10004
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 301-8800
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

The Registrant hereby reports the election of Gary W. Brown as a director of the Registrant. Mr. Brown has also been appointed as Executive Vice President and Chief Operating Officer of the Registrant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

1. Press Release dated April 24, 2000 of the Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    K2 DESIGN, INC.


Date: April 28, 2000                             By: /s/ Lynn Fantom
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                                                        Lynn Fantom
                                                        President